Supplement Dated December 30, 2020
To the Prospectus and Statement of Additional Information (“SAI”)
Dated November 27, 2020 of
TrimTabs U.S. Free Cash Flow Quality ETF (TTAC)
and
TrimTabs International Free Cash Flow Quality ETF (TTAI)
(each a “Fund” and, together, the “Funds”)

Important Notice to Investors

Effective January 1, 2021, the following information replaces in its entirety the information appearing under the heading “Portfolio Manager” in the “Fund Summaries” section of the Prospectus for each Fund:

Bob Shea and Vince (Qijun) Chen are the Fund’s portfolio managers. Mr. Shea has served as the Fund’s portfolio manager since January 2021 and is also CEO, Chief Investment Officer and Portfolio Manager of the Adviser. Mr. Chen has served as the Fund’s portfolio manager since January 2021 and is also Senior Quantitative Analyst and Portfolio Manager of the Adviser.

Effective January 1, 2021, the following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Manager” in the Funds’ Prospectus:

The following individuals are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios:
•
Bob Shea, CEO, Chief Investment Officer and Portfolio Manager of the Adviser. Mr. Shea joined the Adviser as CEO and Chief Investment Officer in January 2020 and began serving as each Fund’s portfolio manager in January 2021. Prior to joining the Adviser, Mr. Shea was President and Co-Chief Investment Officer of W.E. Donoghue & Co., LLC, from December 2017 through December 2019. Prior to that, Mr. Shea co-founded and served as Strategic Advisor and CEO of JA Forlines Global from January 2009 through December 2017.

•
Vince (Qijun) Chen, Senior Quantitative Analyst and Portfolio Manager of the Adviser. Mr. Chen joined the Adviser as Quantitative Analyst in October 2017 and was promoted to Senior Quantitative Analyst in June 2019. Prior to joining the Adviser, Mr. Chen was Application Developer at NYC Human Resources Administration and NLP (Natural Language Processing) Graduate Researcher at Weissman Center of International Business. Mr. Chen holds a Master of Science in Quantitative Methods and Modeling from Baruch College and a Bachelor of Economics in International Economics from Guangdong University of Foreign Studies.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts managed, ownership in the Funds, and compensation.
Effective January 1, 2021, the table appearing under the heading “Management of the Funds – Trustees and Officers” in the Funds’ SAI is replaced with the following table:

Name, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Stephen J. Posner YOB: 1944	Trustee	Since 2014	Retired Since 2014; Financial Advisor, Wunderlich Securities, Inc. (2005-2014)	4	Director, TrimTabs Investment Research (2016-2017)**

David A. Kelly YOB: 1938	Trustee	Since 2015	Founder and President, Three Lakes Advisors, Inc. (1996-present)	4	Member, Audit Committee, Greenwich Historical Society (2011-2013)
Interested Trustee*
Charles Biderman YOB: 1946	Trustee; formerly President	Trustee since 2014; President from 2014 to 2017	Consultant, Informa TrimTabs (2017-2017); Founder, TrimTabs Asset Management, LLC (1990-present); Founder and Chief Executive Officer, TrimTabs Investment Research (1990-2017); President, TrimTabs Index Services, LLC (2014-2016)	4	None
*	Mr. Biderman is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.
**	TrimTabs Investment Research does not control, and is not controlled by or under common control with, the Adviser.

Officers
Name, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Bob Shea YOB: 1962	President and Principal Executive Officer	Since January 2021
CEO and Chief Investment Officer, TrimTabs Asset Management, LLC (2020-Present) and Portfolio Manager (2021-Present); President and Co-Chief Investment Officer, W.E. Donoghue & Co., LLC (2017-2019); Co-Founder, CEO and Strategic Advisor, JA Forlines Global (2009-2017)

Derin Cohen YOB: 1991	Chief Compliance Officer and Anti-Money Laundering Officer Formerly: Vice President	Chief Compliance Officer and Anti-Money Laundering Officer since 2019; Vice President (2018-2019)
Chief Operating & Compliance Officer, TrimTabs Asset Management (2019-Present) and Vice President, Marketing and Operations (2017-2019); Lead Generation Associate, SinglePlatform (2017-2017); Internal Control Associate, Maxim Group LLC, (2013-2017)

Vince (Qijun) Chen YOB: 1994	Vice President, Treasurer, and Principal Financial Officer	Since 2019	Quantitative Analyst, TrimTabs Asset Management, LLC (2017-Present) and Portfolio Manager (2021-Present); Application Developer, NYC Human Resources Administration (2017-2017)

Effective January 1, 2021, the information appearing under the heading “Portfolio Manager” in the Funds’ SAI is replaced with the following information:

The following table provides information about other accounts managed by the portfolio managers who have day-to-day responsibility for management of the Funds’ portfolios. The reporting information is provided as of December 29, 2020:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bob Shea	2	$198	1	$8.6	0	$0	0	$0
Vince (Qijun) Chen	2	$198	1	$8.6	0	$0	0	$0

Potential Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund for which the portfolio manager serves as portfolio manager. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.

The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.

Compensation

The portfolio managers receive a fixed salary and are eligible for a bonus, which is based on the profitability of the Adviser and the performance of the Funds. Thus, portfolio manager compensation is aligned with the interests of the Adviser’s clients, including the Funds and their investors.

Portfolio Managers’ Ownership in the Funds

As of December 30, 2020, the dollar range of equity securities in the Funds beneficially owned by the portfolio managers are as follows:

Fund	Bob Shea	Vince (Qijun) Chen
TrimTabs International Free Cash Flow Quality ETF	$10,001–$50,000	$10,001–$50,000
TrimTabs U.S. Free Cash Flow Quality ETF	$50,001–$100,000	$10,001–$50,000

Please keep this supplement with your Prospectus and SAI for future reference.